MERGERS, ACQUISITIONS AND OTHER RELATED ACTIVITIES	12 Months Ended
Feb. 28, 2013
MERGERS, ACQUISITIONS AND OTHER RELATED ACTIVITIES [Abstract]
MERGERS, ACQUISITIONS AND OTHER RELATED ACTIVITIES

3. MERGERS, ACQUISITIONS AND OTHER RELATED ACTIVITIES

Acquisition of Nokia Siemens Networks' Microwave Transport Business

        On June 1, 2012 the Company announced the closing of the acquisition of Nokia Siemens Networks' microwave transport business, including its associated operational support system (OSS) and related support functions. The acquisition was effected pursuant to the Amended and Restated Master Acquisition Agreement between DragonWave Inc., its wholly-owned subsidiary DragonWave S.à r.l and Nokia Siemens Networks dated May 3, 2012.

        Nokia Siemens Networks retains responsibility for its existing solution sales and associated services for microwave transport, while the Company is responsible for the microwave transport product line, including R&D, product management and operations functions. Nokia Siemens Networks continues to provide R&D and other support to the business through a services arrangement.

        As part of the acquisition, the Company is now the preferred strategic supplier of packet microwave and related products to Nokia Siemens Networks and the two companies jointly coordinate technology development activities. Under the terms of the agreement, the Company will continue the support and development of the acquired products, which will be sold via Nokia Siemens Networks through its existing channels as part of its end-to-end mobile broadband solution set and directly through the Company's existing channels.

        Consideration paid on closing by DragonWave S.à r.l, a wholly owned subsidiary of the Company, was $12,730 in cash and 2,000,978 common shares with market value of $5,279. The cash payment was made in Euros.

        The fair values of the assets acquired and liabilities assumed in the acquisition are as follows:

Tangible Assets
Cash	-
Accounts receivable	-
Inventory	11,378
Lease holiday	2,093
Other current assets	2,564
Capital assets	6,115

Tangible Assets Acquired	22,150
Tangible Liabilities
Accounts payable	-
Accrued liabilities	2,484
Capital lease obligation	4,162

Tangible Liabilities Acquired	6,646

Fair Value of Net Tangible Assets	15,504
Intangible Assets
Customer relationships	1,745
Developed technology	10,800

Intangible Assets Acquired	12,545
Goodwill	-
Gain on purchase of business	(19,397)

Purchase Price	8,652
Purchase Price
Cash	12,730
Common shares of DragonWave	5,279
Other consideration	1,205
Contingent receivable	(10,562)

8,652

        The Purchase Price consisted of the following components: a) cash delivered on closing; b) 2,000,978 common shares delivered on closing with a fair value of $5,279 which reflects that Nokia Siemens Networks is subject to a lock-up provision restricting sale or disposition of the shares, subject to customary exceptions; c) other consideration deferred for specific tangible assets; d) a contingent receivable based on business performance in the twelve months following closing.

        The Company allocated $12,545 to intangible assets, including customer relationships and developed technology based on their fair values at the date of purchase. These intangible assets are being amortized over their estimated useful lives of three, and six years, respectively. The useful lives of the intangible assets were determined as the period of time over which the assets are anticipated to contribute to the Company's future cash flows. None of the intangible assets are deductible for tax purposes.

        The Company recognized a one-time gain in the year ended February 28, 2013 due to the difference between the cumulative tangible and intangible net assets and the purchase price.

        The primary reason for the acquisition, relates to the strategic position with Nokia Siemens Networks which positions DragonWave for future growth as well as the acquisition of a technology suite backed by service and support, and further bolsters the Company's ability to participate in the growth in LTE networks worldwide. Management believes that the Company recognized a gain on the purchase of a business as a result of: a) its existing relationship with Nokia Siemens Networks which positioned the Company more strategically to the seller than other potential acquirers; b) access to the liquidity necessary to complete the acquisition; and c) the prevailing economic and market environment.

        The Amended and Restated Master Acquisition Agreement entered into on May 3, 2012 included an arrangement with NSN for additional consideration that is contingent on actual sales of products achieved in the first eighteen months subsequent to the acquisition date. The fair value represents the discounted, most probable net amount to be received by the Company. During the year ended February 28, 2013 the Company has increased the contingent receivable balance, based on a change in fair value, and recognized a gain of $5,416 in the consolidated statement of operations as a result of business performance subsequent to the acquisition date. Due to payments received, foreign exchange translation and accretion of the relative discounts, which represents a net decrease of $2,135, the contingent receivable balance being carried on the balance sheet as at February 28, 2013 is $13,843. This amount represents the maximum amount receivable under this agreement, and is collectible in the next 12 months.

        Since the date of acquisition the Company has generated $74,002 of revenue directly attributable to the acquired microwave transport business. The Company has not disclosed any additional pro forma information or earning results post acquisition because retrospective application requires independent substantiation of management's assumptions about how the Company would have operated and performed in the previous year, and it is impossible to distinguish the objective information that would be needed to compute the significant estimates that would be required in calculating any pro forma disclosure. Subsequent to the Consolidated Balance Sheet date, the Company and Nokia Siemens Networks came to terms on a new operational framework. See Note 26 for further details regarding the impact to the Company.

Disposition of DragonWave Limited

        On January 22, 2013 the Company sold all of its shares of DragonWave Networks Ltd ("DWL"), incorporated in Israel. The shares were sold for a nominal amount. Under the share purchase agreement, the Company has a liability to pay certain future obligations and as at February 28, 2013 has recorded a discounted liability of $1,011. The maximum potential liability to the Company, as at February 28, 2013 is $1,328. Also, under the terms of a supply and services agreement, the Company has an opportunity to earn an additional $5,271 based on business performance subsequent to the disposition for which the Company has recorded a receivable of $583 which represents management's estimate based on the discounted forecasted future cash inflows. The net book value of the assets of DWL was $2,399 at the date of sale and as such the Company has recorded, after consideration of both the liability and the receivable, a net loss on sale of assets in the Consolidated Statements of Operations of $2,827.

DragonWave HFCL India Private Limited

        On March 10, 2011, DragonWave and Himachal Futuristic Communications Ltd. (HFCL) finalized the incorporation of DragonWave HFCL India Private Limited [DW-HFCL]. DragonWave invested $560 in return for 50.1% ownership of the newly formed company. The results of the subsidiary have been consolidated in the financial statements of the Company as of March 10, 2011. The Company is consolidating the results of DW-HFCL because they have majority control and hold substantive participating rights in the operations of DW-HFCL.

        Non-controlling interest consists of the minority owned portion of DragonWave HFCL India Private Limited.